                                                                  EXHIBIT 1020.d

NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND THE SAME HAVE BEEN (OR WILL BE, WITH RESPECT TO THE SECURITIES ISSUABLE UPON CONVERSION HEREOF) ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.
NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


                 NON-NEGOTIABLE 8% CONVERTIBLE PROMISSORY NOTE
                 ---------------------------------------------

$515,760                                                 Culver City, California
October 1, 1996

    FOR VALUE RECEIVED, the undersigned, THINK New Ideas, Inc., a Delaware corporation (hereinafter referred to as the "Maker"), hereby promises to pay to Mr. Dan Carlisle (the "Payee") at 426 St. Andrews Drive, Belleair, Florida 34616, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of Five Hundred Fifteen Thousand, Seven Hundred Sixty Dollars ($515,760) in one installment due upon the date (the "Maturity Date") that is the earlier of: (i) March 31, 1998 or such later date as extended by the Payee as set forth below; (ii) the Maker's receipt of proceeds of at least Three Million Dollars ($3,000,000) from one or more public or private equity or debt offerings (a "Private Offering") conducted by the Maker; (iii) a public offering of securities of the Maker after the initial public offering of securities of the Maker (the "Public Offering"); or (iv) the sale of 50% or more of the assets or properties of the Maker (an "Asset Disposition"), together with interest from and after July 1, 1996 at the rate of eight percent (8%) per annum computed on the unpaid principal balance. Interest shall be paid by Maker to the Payee on the Maturity Date. By acceptance of this Note, the Payee represents, warrants, covenants and agrees that he will abide by and be bound by its terms.

1.  Prepayment and Notices.  The unpaid principal balance outstanding under this
    ----------------------
Note may be prepaid in part or in full by the Maker without penalty, upon five
(5) days notice to the Payee stating the repayment amount and repayment date (the "Repayment Date"). The Maker must provide notice five (5) business days prior to the Maturity Date to the Payee.

2.  Conversion.
    ----------

    (a) The unpaid principal amount of this Note shall be convertible at the option of the Payee (the "Conversion Right") upon the earlier of: (i) January 31, 1998; or (ii) upon completion of a subsequent public offering, a Private Offering or an Asset Disposition as set forth above prior to the close of business on the Maturity Date in the manner and on the terms hereinafter set forth, into shares of common stock, par value $.0001 per share (the "Common Stock") of the Maker at a price per share equal to the initial offering price of shares of Common

Stock in the Public Offering or, in the absence of consummation of the Public Offering, at $7.50 per share (the "Conversion Price"), subject to adjustment pursuant to Section 4 hereof.

          (b) The Maker may, at its option and upon notice given no later than February 28, 1998, elect to extend the Maturity Date to a date after March 31, 1998, provided that this Note has not previously been prepaid or converted.

          (c) Notwithstanding any other provision of this Note to the contrary, upon receipt of notice of the Maker's intent to prepay part or all of the principal amount hereunder or of a Maturity Date, the Payee may elect to exercise the Conversion Right and convert pursuant to Section 2(a) hereof a portion (as set forth in subsection (a) hereof) of the amount of unpaid principal which the Maker intends to prepay, up to the close of business on the last business day before the stated Repayment Date.

          (d) Notwithstanding any other provision hereof, the Conversion Right may not be exercised at any time during which a registration statement under the Securities Act of 1933 is filed but not effective, absent the written consent of the Company.

3.  Conversion Procedure.  The Conversion Right may be exercised by the Payee by
    --------------------
the surrender of this Note (along with the conversion form attached hereto, duly executed) to the Maker at the principal office of the Maker. Risk of loss prior to surrender of this Note shall be borne by the Payee. Consequently, hand delivery with written acknowledgement of receipt by the Maker or registered or certified mail, return receipt requested, is the preferred mode of delivery. Conversion shall be deemed to have been effected on the date when such delivery of the conversion notice is actually made or, if earlier, at the expiration of five (5) calendar days after being sent to the Maker by the Payee by registered or certified mail, return receipt requested, with postage thereon fully prepaid (the "Conversion Date"). As promptly as practicable thereafter, the Maker shall issue and deliver to the Payee: (a) a new note representing the difference between principal amount of this Note and the principal amount hereof which has been converted pursuant hereto; and (b) certificates representing the number of shares of Common Stock to which the Payee is entitled. The Maker shall not be obligated to issue certificates representing shares of Common Stock in the name of any party other than the Payee. The person or entity in whose name the certificates representing the shares of Common Stock issuable upon conversion hereof shall be deemed to have become a holder of record on the next succeeding day on which the transfer books are open, but the Conversion Price shall be that in effect on the Conversion Date. The Maker covenants that all securities which may be issued upon exercise of the Conversion Right will, upon issuance, be fully paid and nonassessable and free of all taxes, liens and charges caused or created by the Maker with respect to the issuance thereof.

4.  Adjustments.  The number and kind of securities which may be received upon
    -----------
the exercise of the Conversion Right and the Conversion Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

          (a) Stock Splits and Combinations.  If the Maker shall at any time or
              -----------------------------
from time to time after the date hereof effect a subdivision of its outstanding shares of Common Stock, the Conversion Price then in effect immediately before such subdivision shall be proportionately decreased, and conversely, if the Maker shall at any time or from time to time after the date hereof combine its outstanding shares of Common Stock, the Conversion Price then in effect immediately before such combination shall be proportionately increased. Any adjustment under this section shall become effective upon the close of business on the date the subdivision or combination becomes effective.

          (b) Certain Dividends and Distributions.  In the event that the Maker
              -----------------------------------
shall at any time or from time to time after the date hereof make or issue, or fix a record date for the determination of holders of shares of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event, the Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event that such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction:

              (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

              (ii) the denominator of which shall be the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date and the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date shall have been fixed and such
--------  -------
dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter such Conversion Price shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions.

          (c) Other Dividends and Distributions.  In the event that the Maker at
              ---------------------------------
any time or from time to time after the date hereof shall make or issue, or fix a record date for the determination of holders of shares of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Maker other than shares of Common Stock, then and in each such event provisions shall be made so that the holder of this Note shall receive, upon conversion of this Note, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Maker which such holder would have received had its Note been converted into shares of Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period) receivable by the holder as aforesaid during such period, giving application to all adjustments called for during such period under this section with respect to the rights of the holder of the Note.

          (d) Reclassification, Exchange or Substitution.  If the shares of
              ------------------------------------------
Common Stock issuable upon the conversion of this Note shall be changed into the same or different number of shares of any class or classes of capital stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for in subsection (e) below), then and in each such event, the holder of this Note shall have the right thereafter to convert this Note into the kind and amount of shares of capital stock and other securities and property receivable upon such reorganization, reclassification or other change, as the holder of the number of shares of Common Stock into which this Note might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

          (e) Reorganization or Consolidation.  If, at any time or from time to
              -------------------------------
time, there shall be a capital reorganization of the shares of Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this section) then as a part of such reorganization or consolidation, provision shall be made so that the holder of this Note shall thereafter be entitled to receive upon conversion of this Note, the number of shares of capital stock or other securities or property of the Maker, or of the successor corporation resulting from such merger or consolidation or sale, to which the holder of shares of Common Stock deliverable upon conversion would have been entitled on such reorganization or consolidation.

          (f) Minimum Adjustment.  Notwithstanding anything to the contrary set
              ------------------
forth herein, no adjustment of the Conversion Price shall be made in an amount equal to less than five cents ($.05), but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to five cents ($.05) or more.

          (g) Certificate of Adjustment.  Upon the occurrence of each adjustment
              -------------------------
or readjustment of the applicable Conversion Price pursuant to this section, the Maker shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the holder of this Note a certificate, signed by the Chairman of the Board, the President or the Chief Financial Officer, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

          (h) Exceptions.  Notwithstanding any other provision in this Section
              ----------
4, no adjustment shall be made to the number or kind of securities issuable upon exercise of the Conversion Right, and the Conversion Price shall not be adjusted in the event of the issuance of securities by the Company for consideration, such as in the sale of securities or the issuance of securities in a merger, consolidation or acquisition of operations or assets of another person or entity.

      (i)    Notices of Record Date.  If and in the event that:
             ----------------------

             (i) the Maker shall set a record date for the purpose of entitling the holders of shares of Common Stock to receive a dividend, or any other distribution, payable otherwise than in cash;

             (ii) there shall occur any capital reorganization of the Maker, reclassification of the shares of capital stock of the Maker (other than a subdivision or combination of its outstanding shares of Common Stock);

then, and in any such case, the Maker shall cause to be mailed to the holder of record of this Note, at least ten (10) days prior to the dates hereinafter specified, a notice stating the date: (A) which has been set as the record date for the purpose of such dividend, distribution; or (B) on which such reclassification or reorganization is to take place and the record date as of which the holder of record shall be entitled to exchange this Note for securities or other property deliverable upon such reclassification or reorganization.

5.    Reservation.  The Maker covenants that, during the period within which the
      -----------
Conversion Right may be exercised, the Maker will at all times have authorized and reserved for the purpose of issuance upon exercise of the Conversion Right, a sufficient number of shares of Common Stock (or other securities subject to the Conversion Right) to provide for the exercise of the Conversion Right in full.

6.    Fractional Shares.  No fractional shares of Common Stock shall be issued
      -----------------
upon conversion of this Note. In lieu of any fractional shares of Common Stock to which the Payee would otherwise be entitled, the Maker shall pay an amount equal to the product of such fraction multiplied by the fair value of one share of Common Stock on the Conversion Date, as determined in good faith by the Board of Directors of the Maker.

7.    Registration Rights.  The Maker hereby covenants and agrees as follows:
      -------------------

      (a)    Definitions.  For purposes of this section:
             -----------

             (i) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration of effectiveness of such registration statement or other document by the Securities and Exchange Commission (the "SEC").

             (ii) The term "Registrable Securities" means: (A) the shares of Common Stock issued or issuable upon conversion of this Note; or (B) any other securities of the Maker issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of the shares of Common Stock referenced in subsection (A) immediately above, excluding in all cases, however, any Registrable Securities sold to the public pursuant to a registration or an exemption from registration.

        (iii) The number of shares of "Registrable Securities then outstanding" shall be the number of securities outstanding which are Registrable Securities.

        (iv) The term "Holder" as used hereinafter in this section means any person or entity owning of record Registrable Securities.

    (b) Registration Rights.  In the event that the Conversion Right is
        -------------------
exercised, then as soon thereafter as is reasonably practicable the Maker shall cause the Registrable Securities to be included in a registration statement filed by the Maker under the Securities Act of 1933 as amended. To the extent that a Holder is offered the opportunity to include all of its Registrable Securities in a registration statement, the Maker shall have satisfied all of its obligations under this section.

    (c) Obligations of the Maker.  Whenever required under this section to file
        ------------------------
a registration statement to effect the registration of any Registrable Securities, the Maker shall:

        (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of at least fifty percent (50%) of the Registrable Securities registered thereunder, keep such registration statement effective for at least four (4) months.

        (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

        (iii) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

        (iv) Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as shall be reasonably requested by the Holders for the distribution of the securities covered by the registration statement, provided that the Maker shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction.

        (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering.

        (vi) Notify the Holders promptly after the Maker shall have received notice thereof, of the time when the registration statement becomes effective or any supplement to any prospectus forming a part of the registration statement has been filed.

        (vii) Notify the Holders of any stop order suspending the effectiveness of the registration statement and use its reasonable best efforts to remove such stop order.

    (d) Furnish Information.  It shall be a condition precedent to the
        -------------------
obligations of the Maker to take any action pursuant hereto that any Holder seeking to include any of its Registrable Securities in a registration statement filed by the Maker pursuant hereto shall furnish to the Maker such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of its Registrable Securities. In that connection, each such Holder shall be required to represent to the Maker that all such information which is given is both complete and accurate in all material respects. Each of such Holders shall deliver to the Maker a statement in writing from the beneficial owners of such securities that such beneficial owners bona fide intend to sell, transfer or otherwise dispose of such securities.

    (e)  Definition of Expenses.
         ----------------------

         (i)  "Registration Expenses" shall mean all expenses incurred by the
               ---------------------
Maker in complying with Sections 7(b) and 7(c) hereof, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Maker, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Maker which shall be paid in any event by the Maker).

         (ii) "Selling Expenses" shall mean all underwriting discounts, selling
               ----------------
commissions and underwriters' expense allowance applicable to the sale and all fees and disbursements of any counsel (other than the Maker's regular counsel) for any Holder.

    (f) Expenses of Registration.  All Registration Expenses incurred in
        ------------------------
connection with any registration, qualification or compliance herewith, shall be borne by the Maker, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of Registrable Securities so registered; provided, however, that the Maker shall not be
                          --------  -------
required to pay any Registration Expenses if, as a result of the withdrawal of a request for registration by Initiating Holders, the registration statement does not become effective. In the case of such withdrawal and the failure of the Holders to agree so to forfeit, the Holders shall bear such Registration Expenses pro rata on the basis of the number of Registrable Securities so included in the registration request.

    (g) Underwriting Requirements.  All Holders proposing to distribute their
        -------------------------
securities through an underwriting pursuant hereto shall (together with the Maker and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Maker. Notwithstanding any other provision of this section, at the request of the managing underwriter, the Holder shall delay the sale of Registrable Securities which such Holder has requested be registered under this section for the ninety
(90) day period commencing with the effective date of the registration statement. Notwithstanding anything to the contrary herein, no such delay shall be required with respect to securities offered by holders of securities who have requested the Maker to register such securities pursuant to a mandatory registration obligation of the Maker if other security holders of the Maker who have not made requests pursuant to such an obligation are not subject to a similar delay. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Maker and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall not be withdrawn from such registration except at the election of the Holder.

    (h) Delay of Registration.  No Holder shall have any right to obtain or seek
        ---------------------
an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this section.

    (i) Reports Under Securities Exchange Act of 1934.  With a view toward
        ---------------------------------------------
making available to Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Maker to the public without registration, the Maker agrees to:

        (i) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

        (ii) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Maker under the Securities Act and the Exchange Act; and

        (iii) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request such information as may be reasonably requested in order to allow any Holder to avail himself of any rule or regulation of the SEC which permits the selling of any such securities without registration.

    (j) Termination of the Maker's Obligations.
        --------------------------------------

        (i) The Maker shall have no obligation pursuant to Section 7(c) with respect to any request made by any Holder after the second (2nd) anniversary of the Maturity Date.

        (ii) Notwithstanding any provision hereof to the contrary, the Maker shall not be required to effect any registration under the Securities Act or under any state securities laws on behalf of any Holder or Holders if, in the opinion of counsel for the Maker, the offering or transfer by such Holder or Holders in the manner proposed (including, without limitation, the number of shares proposed to be offered or transferred and the method of offering or transfer) is exempt from the registration requirements of the Securities Act and the securities laws of applicable states.

    (k) Lock Ups.  The Payee (and any subsequent Holder) by acceptance hereof,
        --------
hereby acknowledges that it is the Maker's intention to conduct the Public Offering, which offering is contemplated to be underwritten; the Payee (and any subsequent Holder) by acceptance hereof hereby agrees: (i) that its rights to request registration pursuant to the provisions hereof shall be subject in all respects to the prior approval of the underwriter of the Public Offering (the "Underwriter"); and (ii) the Payee (and any subsequent Holder) shall agree to refrain from exercising such rights or transferring any of the Registrable Securities for a period of up to thirteen (13) months, should the Underwriter so request.

8.  Miscellaneous.
    -------------

    (a) Restricted Securities.  By acceptance hereof, the Payee understands and
        ---------------------
agrees that this Note and the shares of Common Stock issuable upon conversion hereof are "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Maker in a transaction not involving a public offering and have not been the subject of registration under the Securities Act and that under such laws and applicable regulations such securities may be resold in the absence of registration under the Securities Act only in certain limited circumstances. The Payee hereby represents that he is taking the Note for long term investment purposes and not with a view toward resale or distribution and that he is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

    (b) Further Limitations on Disposition.  This Note may not be negotiated,
        ----------------------------------
assigned or transferred by Payee. The Payee further agrees not to make any disposition of all or any portion of this Note (or of the securities issuable upon conversion hereof) unless and until:

        (i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement;

        (ii) such disposition is made in accordance with Rule 144 under the Securities Act; or

        (iii) the Payee shall have notified the Maker of the proposed disposition and shall have furnished the Maker with a detailed statement of the circumstances surrounding the proposed disposition, and the Payee shall have furnished the Maker with an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to the Maker, that such disposition will not require registration under the Securities Act and will be in compliance with applicable state securities laws.

    (c) Legends.  It is understood that this Note and each certificate
        -------
evidencing shares of Common Stock issuable upon conversion hereof (or evidencing any other securities issued with respect thereto pursuant to any stock split, stock dividend, reorganization or recapitalization) shall bear the legends (in addition to any legends which may be required in the opinion of the Maker's counsel by the securities laws of the state where the Payee is located) set forth on the first page of this Note.

9.  Notices.
    -------

    (a) Notices to the Payee.  Any notice required by the provisions of this
        --------------------
Note to be given to the holder hereof shall be in writing and may be delivered by personal service, facsimile transmission or by registered or certified mail, return receipt requested, with postage thereon fully prepaid or overnight delivery courier. All such communications shall be addressed to the Payee of record at its address appearing on the books of the Maker. Service of any such communication made only by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time.

    (b) Notices to the Maker.  Whenever any provision of this Note requires a
        --------------------
notice to be given or a request to be made to the Maker by the Payee or the holder of any other security of the Maker obtained in connection with a recapitalization, merger, dividend or other event affecting this Note, then and in each such case, any such notice or request shall be in writing and shall be sent by registered or certified mail, return receipt requested with postage thereon fully prepaid to the Maker at its principal place of business.

    No notice given or request made hereunder shall be valid unless signed by the Payee of this Note or other holder giving such notice or request (or, in the case of a notice or request by Holders of a specified percent in aggregate principal amount of outstanding Notes, unless signed by each Holder of a Note whose Note has been counted in constituting the requisite percentage of Notes required to give such notice or make such request).

11.  Construction; Governing Law.  The validity and construction of this Note
     ---------------------------
and all matters pertaining hereto are to be determined in accordance with the laws of the State of Delaware without regard to the conflicts of law principles thereof.

     IN WITNESS WHEREOF, Maker, by its appropriate officers thereunto duly authorized, has executed this Non-Negotiable 8% Convertible Promissory Note and affixed its corporate seal as of this _____ day of ___________, 1996.

                                THINK NEW IDEAS, INC.


                                By:
                                     -----------------------------------------
                                     Scott A. Mednick, Chief Executive Officer


ATTEST:


By:
     -----------------------------------
     Mel Epstein, Secretary

93826003.636

                                CONVERSION FORM

     The undersigned hereby elects to convert the following principal amount of the attached Non-Negotiable 8% Convertible Promissory Note (the "Note") (not to exceed $__________) into shares of common stock, par value $.0001 per share, of THINK New Ideas, Inc.


State such amount:  _____________________________ Dollars ($___________).


Date:                                  Signature:
      ---------------------------

                                       ----------------------------------------
                                       (Sign exactly as your name appears on the Note)

93826003.636